UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 9, 2008
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                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
    of incorporation)         File Number)   Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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(Address of principal executive offices)             (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

(e) On December 9, 2008, the Executive Compensation Committee (the "Committee") of the Board of Directors of SJW Corp. (the "Company") approved an amended and restated Employment Agreement with W. Richard Roth, the President and Chief Executive Officer of the Company. The principal changes effected by the restated Employment Agreement may be summarized as follows:

          (i) The various compensation provisions in effect for Mr. Roth prior to the restatement have been restructured so as to comply with the applicable requirements of Section 409A of the Internal Revenue Code and the Treasury Regulations issued thereunder.

          (ii) The severance benefit formula no longer contains a bonus multiple or a pro-rated bonus for the year of termination. Instead, the severance formula is now stated solely in terms of a multiple of annual base salary that has been increased from 3 to 3.9.

In connection with the approval of the restated Employment
Agreement, the Committee also approved an increase in Mr. Roth's annual base salary from $455,000 to $475,000 effective January 1, 2009.

The Committee also approved an amendment to the Company's Executive Severance Plan on December 9, 2008. Pursuant to such amendment, the severance benefit formula in effect for Mr. Roth under such plan no longer contains a bonus multiple. Instead, his severance formula is now stated solely in terms of a multiple of annual base salary that has been increased from 3 to 3.75.
The Executive Severance Plan as amended is subject to the approval of the Board of Directors of the Company.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
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December 10, 2008           /s/ David A. Green
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                            David A. Green, Chief Financial
                            Officer and Treasurer